                                                                    Exhibit 10.4

                      NAVIGATION TECHNOLOGIES CORPORATION

                1996 STOCK OPTION PLAN FOR NETHERLANDS EMPLOYEES


     1.   Purposes of the Plan.  The purposes of this 1996 Stock Option Plan for
          --------------------
Netherlands Employees are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Netherlands Employees of its Subsidiary and to promote the success of the Company's business and the business of its Netherlands Subsidiary. Options granted under the Plan shall be Supplemental Stock Options.

          This Plan is a sub-plan created under and pursuant to the U. S. Plan, and which provides that Netherlands employees may benefit under this Plan. Options shall be granted under the Plan at the discretion of the Administrator and as reflected in terms of written option agreements, and are intended to qualify for preferred treatment under Netherlands tax laws. The terms defined in this Plan shall have the same defined meanings as in the U.S. Plan unless otherwise specifically defined herein.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Administrator" means the Board or any of its Committees appointed
               -------------
pursuant to Section 4 of the Plan.

          (b) "Affiliate" means any corporation or any other entity (including,
               ---------
but not limited to, partnerships and joint ventures) controlling, controlled by or under common control with the Company.

          (c) "Board" means the Board of Directors of the Company.
               -----

          (d) "Committee"  means a Committee appointed by the Board of Directors
               ---------
in accordance with Section 4 of the Plan.

          (e) "Common Stock" means the Common Stock of the Company.
               ------------

          (f) "Company" means Navigation Technologies Corporation, a Delaware
               -------
corporation.

          (g) "Employee" means any person, including members of the Management
               --------
and Supervising Boards, or entity employed by the Company or any Subsidiary.

          (h) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

              (i) if the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for such shares (or the closing bid, if no sales were reported for the last trading day prior to the time of determination); or

              (ii) in the absence of an established market for the Common Stock, the value thereof shall be determined in good faith by the Administrator.

          (i) "Misconduct" means the commission of any act that is inimical,
               ----------
contrary, or harmful to the interests of the Company (or any Affiliate), including but not limited to (1) conduct related to employment for which either criminal or civil penalties may be sought, (2) willful violation of the Company's written policies, (3) engaging in any activity that is in competition with the Company (or any Affiliate), (4) unauthorized disclosure of confidential information or trade secrets of the Company (or any Affiliate), or (5) any behavior that may lead to the termination of the employment agreement between the Company (or any Affiliate) and the employee pursuant to Articles 7A:1639P and 1639W of the Netherlands Civil Code.

          (j) "Notice of Grant" means a written notice evidencing certain terms
               ---------------
and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

          (k) "Option" means a stock option granted pursuant to the Plan.
               ------

          (l) "Option Agreement" means a written agreement between the Company
               ----------------
and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (m) "Optioned Stock" means the Common Stock subject to an Option.
               --------------

          (n) "Optionee" means an Employee who receives an Option, or any person
               --------
to whom such an Option is transferred.

          (o) "Plan" means this 1996 Stock Option Plan.
               ----

          (p) "Purchaser" means an Optionee who has exercised an Option and
               ---------
acquired Shares thereby.

          (q) "Right" means an Option granted under the Plan.
               -----

          (r) "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Section 11 below.

          (s) "Subsidiary" means any corporation where at least fifty  percent
               ----------
(50%) of the voting stock of such corporation is owned directly or indirectly by the Company.

          (t) "Supplemental Stock Option" means an Option not intended to
               -------------------------
qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

          (u) "U. S. Plan" means the Navigation Technologies Corporation 1996
               ----------
Stock Option Plan, as amended.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 5,000,000 Shares, less the number of Shares issued under the U.S. Plan and any other subplans promulgated thereunder. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

     4.   Administration of the Plan.  The Plan shall be administered by the
          --------------------------
Board or a Committee appointed by the Board, which Committee shall be constituted to satisfy the legal requirements, if any, relating to the administration of stock option plans (the "Applicable Law"). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Law.

          (a) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(i) of the Plan;

              (ii) to select the Employees to whom Options may from time to time be granted hereunder;

              (iii) to determine whether and to what extent Options are granted hereunder;

              (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

              (v)   to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, and any restriction or limitation regarding any Shares relating to the option, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              (vii) to prescribe, amend and rescind rules and regulations relating to the Plan;

             (viii) to make such determinations and adopt such procedures as the Administrator deems appropriate with respect to Plan participation by Employees including determinations relating to conversions to and from currencies other than the U.S. dollar; and

              (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

          (b) Effect of Administrator's Decision. All decisions, determinations
              ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees.

     5.   Eligibility.
          -----------

          (a) Options may be granted to Employees. An Employee who has been granted an Option may, if otherwise eligible, be granted additional Options.

          (b) The Plan shall not confer upon any Optionee any right with respect to the continuation of the Optionee's employment relationship with the Company, nor shall it interfere in any way with the Company's right to terminate the Optionee's employment relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall become effective upon its adoption by
          ------------
the Board of Directors. It shall continue in effect until the termination of the U.S. Plan, unless terminated earlier under Section 14 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
          --------------
the Notice of Grant; provided, however, that the maximum term of an Option shall not exceed five (5) years from the date of grant.

     8.   Option Exercise Price.  The per share exercise price for the Shares to
          ---------------------
be issued pursuant to exercise of an Option shall be such price as is determined by the Board; provided, however, that in no event shall such price be less than one hundred percent (100%) of Fair Market Value on the date the Option is granted.

     9.   Form of Consideration.  The Administrator shall determine the
          ---------------------
acceptable form of consideration for exercising an Option, including the method of payment in accordance with Netherlands law. The Administrator shall require the Optionee to pay at least the nominal value of the Shares. The Administrator shall only accept the consideration offered by the Optionee if the Administrator determines that such consideration may be reasonably expected to benefit the Company. Unless otherwise determined by the Administrator, all amounts shall be denominated in U.S. Dollars. Such consideration may consist of:

          (i)   cash or check;

          (ii)  wire transfer;

          (iii) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised;

          (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of an amount of the sale or loan proceeds required to pay the exercise price;

          (v)   any other form of consideration permitted under Applicable Law;
or

          (vi)  any combination of the foregoing methods of payment.

     10.  Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option
          -----------------------------------------------
granted hereunder shall be exercisable as set forth under the Option Agreement, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment Relationship.  Upon termination of an
              --------------------------------------
Optionee's status as an Employee, the Optionee may exercise his or her Option, only if and within such period of time as may be specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). To the extent that the Notice of Grant permits the Optionee to exercise his or her Option after the termination of Optionee's employment relationship, different periods of time may be specified in the Notice of Grant for terminations resulting from death, Disability or any other reason specified in the Notice of Grant. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time, if any, specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee. In the event that an Optionee's status as
              ----------------------
an Employee terminates as a result of the Optionee's total and permanent disability (as defined under Applicable Laws), the Optionee may exercise his or her Option at any time within twelve (12) months (or such other period of time as determined by the Administrator) from the date of such termination, and in no event later than the expiration of the term of such Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee. In the event of the death of an Optionee while
              -----------------
an Employee, the Option may be exercised at any time within eighteen (18) months (or such other period of time as determined by the Administrator) following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

          (e) Misconduct by Optionee.  In the event the Optionee's status as an
              ----------------------
Employee terminates as a result of the Optionee's Misconduct, the Options shall terminate immediately.

          (f) Buyout Provisions. The Administrator may at any time offer to buy
              -----------------
out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  Non-transferability of Options.  Options may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12.  Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such out standing Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

      (b) Dissolution or Liquidation.  In the event of the proposed dissolution
          --------------------------
or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

      (c) Merger or Asset Sale.  In the event of a merger of the Company with or
          --------------------
into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to all of the Optioned Stock. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13.  Time of Granting Options.  The date of grant of an Option shall be the
          ------------------------
date determined by the Administrator.

     14.  Amendment and Termination of the Plan.  The Board may at any time
          -------------------------------------
amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would materially impair the rights of any Optionee under any grant theretofore made, without his or her written consent.

     15.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with Applicable Law, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by Applicable Law.

     16.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17.  Agreements.  Options shall be evidenced by written agreements in such
          ----------
form as the Administrator shall approve from time to time.

     18.  Arbitration.  Each stock option agreement shall contain a provision
          -----------
submitting all claims, disputes, or controversies arising out of, relating to, or in connection with such stock option agreement to arbitration.

                      NAVIGATION TECHNOLOGIES CORPORATION

                1996 STOCK OPTION PLAN FOR NETHERLANDS EMPLOYEES

                             STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

[Optionee's Name and Address]
- -----------------------------

- ---------------

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number
                                         ---------------------------------

     Date of Grant
                                         ---------------------------------

     Exercise Price per Share            US $
                                         ---------------------------------

     Total Number of Shares Granted
                                         ---------------------------------

     Total Exercise Price
                                         ---------------------------------

     Term/Expiration Date:               Five Years from the Date of Grant
                                         ---------------------------------



     Option Exercise:
     ---------------

     This Option is exercisable immediately, in whole or in part, provided that Optionee must enter into a Restricted Stock Purchase Agreement with respect to the Shares exercised.

     Termination Period:
     ------------------

     Except as provided herein, this Option may be exercised for three (3) months after termination of your employment relationship. In the event that you have voluntarily terminated your employment, this Option shall be exercisable for thirty (30) days after such termination. In the event of your death, this Option may be exercised for a period of eighteen (18) months, or in the event you become disabled, this Option may be exercised for a period of twelve (12) months. In the event of your change in status from Employee to

Consultant, this Option Agreement shall remain in effect. In no event may this Option be exercised later than the Term/Expiration Date as provided above. If you commit an act of Misconduct, the Option shall immediately terminate as of and at the time of such act of Misconduct, and the Shares covered by the unexercised portion of such Option shall revert to the Plan, or if this Option has been exercised subsequent to such Misconduct, the Company may within ninety
(90) days after the Board or the Company's chief executive officer has knowledge of the Misconduct, (i) rescind such exercise and recover the Shares issued to you upon returning to you the exercise price for such Shares or (ii) if you have sold the Shares, recover from you the net proceeds from the sale of such Shares less such exercise price and plus interest on such difference at an annual rate of the then prime rate on commercial loans plus one percent (1%) from the exercise date to the date such difference is paid by you to the Company.

II.  AGREEMENT
     ---------

    1.  Grant of Option.  Navigation Technologies Corporation (the "Company"),
        ---------------
hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the total number of Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms and conditions of the 1996 Stock Option Plan for Netherlands Employees (the "Plan"), which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement. Subject to
Section 14 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

    2.  Exercise of Option.
        ------------------

        (1) Right to Exercise.  This Option shall be exercisable during its term
            -----------------
in accordance with the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, total and permanent disability or other termination of the employment relationship, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement.

        (2) As a condition to exercising this Option, the Optionee shall execute the Restricted Stock Purchase Agreement (attached hereto as Exhibit B-1).

        (3) Method of Exercise.  This Option shall be exercisable by written
            ------------------
notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and, together with an executed copy of the Restricted Stock Purchase Agreement, shall be delivered in person or by certified mail to the Board or to a person designated by the Board. The written notice and Restricted Stock Purchase Agreement shall be accompanied by payment of the Exercise Price. This

Option shall be deemed to be exercised upon receipt by the Company of such written notice and Restricted Stock Purchase Agreement accompanied by the Exercise Price.

          Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) a stock certificate evidencing such Shares promptly after the Option is exercised and after full payment, as indicated above, is received by the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

        No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any national market system or stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

    3.  Method of Payment.  Unless otherwise determined by the Administrator,
        -----------------
payments shall be denominated in U.S. Dollars. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

        (1)  cash or check;

        (2)  wire transfer;

        (3) surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

        (4) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

    4.  Lock-Up Period.  Optionee hereby agrees that if so requested by the
        --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the

Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

    5.  Restrictions on Exercise.  This Option may not be exercised if the
        ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable National or EC securities law or any other laws or regulations.

        Optionee acknowledges and understands that the Shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

    6.  Termination of Relationship.  In the event that Optionee's status as an
        ---------------------------
Employee terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

    7.  Non-Transferability of Option.  This Option may not be sold, pledged,
        -----------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    8.  Repurchase Option. The Restricted Stock Purchase Agreement shall contain
        -----------------
the Company's repurchase option. One-forty-eighth (1/48) of the shares shall be released from the repurchase option on August 1, 1996 and one-forty-eighth (1/48) of the shares shall be released from the repurchase option monthly thereafter, so long as the Optionee remains employed by the Company or one of its Subsidiaries.

    9.  Term of Option.  This Option may be exercised only within the term set
        --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

    10. Tax Consequences.  THE COMPANY MAKES NO REPRESENTATIONS OF ANY KIND
        ----------------
REGARDING THE TAXATION OF THIS OPTION AND THE SHARES PURCHASED HEREUNDER. OPTIONEE IS STRONGLY ENCOURAGED TO CONSULT THEIR PERSONAL TAX ADVISER REGARDING THE APPROPRIATE TAX TREATMENT OF THIS OPTION AND THE SHARES PURCHASED HEREUNDER. OPTIONEE ACKNOWLEDGES THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

    11. Entire Agreement; Governing Law.  The Plan is incorporated herein by
        -------------------------------
reference. The Plan and this Notice of Grant and Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the State of Delaware and the United States of America. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

    12. Arbitration.  Optionee agrees that any claim, dispute or controversy
        -----------
arising out of, relating to, or in connection with this Option Agreement shall be settled by binding arbitration pursuant to the rules of arbitration of the Netherlands Arbitration Institute (Nederlands Arbitrage Instituut). The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. The arbitration tribunal shall be composed of one arbitrator and the arbitration shall take place in Amsterdam. All arbitration procedures shall be conducted in the English language. Consolidation of the arbitration proceedings with other arbitration proceedings in The Netherlands, as provided in Article 1046 of The Netherlands Code of Civil Procedure, is excluded.

        The Company and optionee shall each pay one-half of the costs and expenses of such arbitration, and each shall separately pay its counsel fees and expenses.

    OPTIONEE ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, FOR ANY PERIOD, AND SHALL NOT INTERFERE WITH THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE. OPTIONS UNDER THE PLAN ARE GRANTED IN A DISCRETIONARY FASHION, AND THE GRANT OF ONE OR MORE OPTIONS UNDER THE PLAN SHALL NOT GIVE RISE TO A RIGHT IN ANY EMPLOYEE TO RECEIVE ADDITIONAL OPTION GRANTS IN THE FUTURE. FURTHER, THE BOARD RETAINS THE RIGHT, IN ITS SOLE DISCRETION, TO TERMINATE THE PLAN FOR ANY REASON, OR NO REASON, AT ANY TIME.

    OPTIONEE HAS READ AND UNDERSTANDS SECTION 12, WHICH DISCUSSES ARBITRATION. OPTIONEE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, OPTIONEE AGREES TO SUBMIT ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF OPTIONEE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THIS RELATIONSHIP.

    Optionee acknowledges receipt of a copy of the Plan and represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                   NAVIGATION TECHNOLOGIES
                                            CORPORATION

- -----------------------------               -------------------------------
Signature                                   By


- -----------------------------               -------------------------------
Print Name                                  Title

- -----------------------------
Address

- -----------------------------

                                   EXHIBIT A
                                   ---------

                1996 STOCK OPTION PLAN FOR NETHERLANDS EMPLOYEES

                                EXERCISE NOTICE



Navigation Technologies Corporation
c/o European Geographic Technologies BV
de Waal 15
5684 PH Best
The Netherlands

    1.  Exercise of Option.  Effective as of today, ___________, 19__, the
        ------------------
undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of Navigation Technologies Corporation (the "Company") under and pursuant to the 1996 Stock Option Plan for Netherlands Employees (the "Plan"), and the Stock Option Agreement dated ________, 19___ (the "Option Agreement").

    2.  Delivery of Payment.  Optionee herewith delivers to the Company the full
        -------------------
purchase price for the Shares.

    3.  Representations of Optionee.  Optionee acknowledges that Optionee has
        ---------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

    4.  Rights as Shareholder.  Until the stock certificate evidencing such
        ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall cause the Shares to be issued promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.

        Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Company exercises its Repurchase Option. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the Shares so purchased to be transferred to the Company.

    5.  Tax Consultation.  Optionee understands that Optionee may suffer adverse
        ----------------
tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

    6.  Interpretation.  Any dispute regarding the interpretation of this
        --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Board, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

    7.  Governing Law; Severability.  This Agreement shall be governed by and
        ---------------------------
construed in accordance with the laws of Delaware and the United States of America excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

    8.  Restrictive Legend.
        ------------------

        (a) Legend.  Optionee understands and agrees that the Company shall
            ------
cause the legend set forth below or legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable securities laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

     9.   Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the mail by registered mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     10.  Further Instruments.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     11.  Entire Agreement.  The Plan, the Notice of Grant and the Option
          ----------------
Agreement are incorporated herein by reference. This Agreement, the Plan, the Restricted Stock Purchase Agreement and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser.

Submitted by:                            Accepted by:

OPTIONEE:                     NAVIGATION TECHNOLOGIES CORPORATION


__________________________    _________________________
Signature                     By

__________________________    _________________________
Print Name                    Title

__________________________    _________________________
Address                       Date

__________________________

                                  EXHIBIT B-1
                                  -----------

                1996 STOCK OPTION PLAN FOR NETHERLANDS EMPLOYEES

                      RESTRICTED STOCK PURCHASE AGREEMENT


     THIS AGREEMENT is made between ____________________________________ (the
"Purchaser") and Navigation Technologies Corporation (the "Company") as of __________________, 199__.


                                    RECITALS
                                    --------

     (1) Pursuant to the exercise of the stock option (grant number ____) granted to Purchaser under the Company's 1996 Stock Option Plan for Netherlands Employees and pursuant to the Stock Option Agreement (the "Option Agreement") dated ___________ by and between the Company and Pur chaser with respect to such grant, which Option Agreement is hereby incorporated by reference, Purchaser has elected to purchase _________ of the shares subject to such Option Agreement.

     (2) As required by the Option Agreement, as a condition to Purchaser's election to exercise the option, Purchaser must execute this Restricted Stock Purchase Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

     1.   Repurchase Option.
          -----------------

          (a) If Purchaser's employment relationship with the Company is terminated for any reason, including death and disability, the Company shall have the right and option to purchase from Purchaser, or Purchaser's personal representative, as the case may be, all of the Purchaser's Shares that are subject to the Company's right of repurchase as of the date of such termination (as stated in the Exercise Schedule of the Notice of Grant in the Option Agreement) at the price paid by the Purchaser for such Shares (the "Repurchase Option").

          (b) Upon the occurrence of a termination, the Company may exercise its Repurchase Option by delivering personally or by mail, to Purchaser or his transferee or legal representative, as the case may be, (with a copy to the Escrow Holder, as defined in Section 2), within ninety (90) days of the termination, written notice of the exercise of the Repurchase Option and payment of the aggregate purchase price. Upon delivery of such notice and payment, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

          (c) At its discretion, the Company may elect to make payment for the Shares to a bank selected by the Company. The Company shall avail itself of this election by a notice in writing to Pur chaser stating the name and address of the bank and the date of payment.

          (d) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.

     2.   Transferability of the Shares; Escrow.
          -------------------------------------

          (a) Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company, to transfer the Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

          (b) To insure the availability for delivery of Purchaser's Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company, the share certificates representing the Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit B-2. The Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit B-3 hereto, until the Company exercises its Repurchase Option as provided in Section 1, until such Shares are released from the Company's Repurchase Option, or until such time as this Agreement no longer is in effect. As a further condition to the Company's obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit B-4. Upon release of the Shares from the Company's Repurchase Option and upon Purchaser's request, the escrow agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

          (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

          (d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable National and EC securities laws or other laws or regulations. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Shares subject to the Company's Repurchase Option purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

          (e) Transfer, pledge, assignment, hypothecation, sale or disposal in any manner of those Shares not already released from the Repurchase Option by the Purchaser to a third party is prohibited.

     3.   Ownership, Voting Rights, Duties.  This Agreement shall not affect in
          --------------------------------
any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

     4.   Adjustment for Stock Split.  All references to the number of Shares
          --------------------------
and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     5.   Arbitration.  Optionee agrees that any claim, dispute or controversy
          -----------
arising out of, relating to, or in connection with this Option Agreement shall be settled by binding arbitration pursuant to the rules of arbitration of the Netherlands Arbitration Institute (Nederlands Arbitrage Instituut). The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. The arbitration tribunal shall be composed of one arbitrator and the arbitration shall take place in Amsterdam. All arbitration procedures shall be conducted in the English language. Consolidation of the arbitration proceedings with other arbitration proceedings in The Netherlands, as provided in Article 1046 of The Netherlands Code of Civil Procedure, is excluded.

          The Company and optionee shall each pay one-half of the costs and expenses of such arbitration, and each shall separately pay its counsel fees and expenses.

     6.   Notices.  Notices required hereunder shall be given in person or by
          -------
registered mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive offices.

     7.   Survival of Terms.  This Agreement shall apply to and bind Purchaser
          -----------------
and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

     8.   Representations.  Purchaser has reviewed with his own tax advisors
          ---------------
foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

     9.   Governing Law; Severability.  This Agreement shall be governed by and
          ---------------------------
construed and enforced in accordance with the laws of Delaware and the United States of America. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain unenforceable.

     Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

     OPTIONEE HAS READ AND UNDERSTANDS SECTION 5, WHICH DISCUSSES ARBITRATION. OPTIONEE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, OPTIONEE AGREES TO SUBMIT ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF OPTIONEE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THIS RELATIONSHIP.

     IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

                              "COMPANY"

                              NAVIGATION TECHNOLOGIES CORPORATION


                              ______________________________________
                              By
                              ___________________________________
                              Title


                              "PURCHASER"

                              _______________________________________________
                              Signature

                              _______________________________________________
                              Address

                              _______________________________________________

                                  EXHIBIT B-2
                                  -----------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto ________________________________________________________
(__________) shares of the Common Stock of Navigation Technologies Corporation standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ______________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the "Agreement") between________________________ and the undersigned dated ______________, 19__.


Dated: _______________, 19__


                                Signature:______________________________













INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                  EXHIBIT B-3
                                  -----------

                           JOINT ESCROW INSTRUCTIONS
                           -------------------------


                                              ________________________, 19______


Corporate Secretary
Navigation Technologies Corporation
c/o European Geographic Technologies BV
de Waal 15
5684 PH Best
The Netherlands


Dear _________________:

          As Escrow Agent for both Navigation Technologies Corporation, a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

          1. In the event the Company exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

          2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

          3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

          4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 90 days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

          5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

          6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

          7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.
You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

          8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

          9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

          10. You shall not be liable for the loss of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

          11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

          12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

          13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

          14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

          15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the mail, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten
(10) days advance written notice to each of the other parties hereto.


              COMPANY:         Navigation Technologies Corporation
                               c/o European Geographic Technologies BV
                               de Waal 15
                               5684 PH Best
                               The Netherlands


              PURCHASER:       ----------------------------------------
                               ----------------------------------------
                               ----------------------------------------
                               ----------------------------------------


               ESCROW AGENT:   Corporate Secretary
                               Navigation Technologies Corporation
                               c/o European Geographic Technologies BV
                               de Waal 15
                               5684 PH Best
                               The Netherlands

          16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

          17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

          18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware and the United States of America.

          19. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

                                  Very truly yours,

                                  NAVIGATION TECHNOLOGIES CORPORATION


                                  -------------------------------
                                  By

                                  -------------------------------
                                  Title

                                  PURCHASER:

                                  -------------------------------
                                  Signature

                                  -------------------------------
                                  Typed or Printed Name


ESCROW AGENT:


- --------------------------------
Corporate Secretary

                                  EXHIBIT B-4
                                  -----------

                               CONSENT OF SPOUSE
                               -----------------


     I, ____________________, spouse of ___________________, have read and approve the foregoing Restricted Stock Purchase Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to purchase shares of Navigation Technologies Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 19____


                                  --------------------------------
                                  Signature of Spouse